UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

September 28, 2009

Facet Biotech Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34154	26-3070657
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1500 Seaport Boulevard
Redwood City, California 94063

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(650) 454-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On September 28, 2009, Facet Biotech Corporation (the “Facet”) and Genmab MN, Inc. (“GMN”) entered into Amendment No. 2 to Clinical Drug Substance Supply Agreement (“Amendment No. 2”), which amends that certain Clinical Drug Substance Supply Agreement (the “Supply Agreement”) with an effective date of March 13, 2008, as amended March 17, 2009, between Facet and GMN.   Amendment No. 2 has an effective date of September 25, 2009.  Amendment No. 2 amends and adds certain provisions to the Supply Agreement and, among other things, requires Facet to provide for an additional deposit of $1,125,000 with respect to certain manufacturing batches of clinical drug substance that Facet has ordered but not yet scheduled for manufacturing and allows Facet the right to extend the manufacturing schedule of any of these batches beyond 2010 and up through 2012 for additional fees.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2009	Facet Biotech Corporation

	By:	/s/ Francis Sarena
Francis Sarena
Vice President, General Counsel and Secretary